Impairment of Jaguar Land Rover Business	12 Months Ended
Mar. 31, 2019
Text block [abstract]
Impairment of Jaguar Land Rover Business
17.	Impairment of Jaguar Land Rover Business

The Company is of the view that the operations of its subsidiary Jaguar Land Rover (JLR) represent a single cash-generating unit (‘CGU’). Management performed an impairment assessment during the year ended March 31, 2019 due to change in market conditions especially in China, technology disruptions and rising cost of debt. The recoverable value of Rs. 722,907.6 million was determined by Value in Use (‘VIU’), which was marginally higher than the Fair Value less Cost of Disposal (‘FVLCD’) of the relevant assets of the CGU. The recoverable amount was lower than the carrying value of the CGU and this resulted in an impairment charge of Rs. 278,379.1 million recognized during the year ended March 31, 2019.

The approach and key (unobservable) assumptions used to determine the CGU’s VIU were as follows:

	As at March 31,
	2019	2018
Growth rate applied beyond approved forecast period	1.9%	2.0%
Pre-tax discount rate	11.8%	8.7%

The Company has considered it appropriate to undertake the impairment assessment with reference to the latest business plan which includes a 5 year cash flow forecast. The growth rates used in the value in use calculation reflect those inherent within the JLR’s business plan, which is primarily a function of the JLR’s cycle plan assumptions, past performance and management’s expectation of future market developments through to 2023/24. The future cash flows consider potential risks given the current economic environment and key assumptions, such as volume forecasts and margins. The Company has assessed the potential impacts of changes, if any, in tax and treaty arrangements globally, including proposed exit of the United Kingdom from European Union (Brexit) and the US Tariffs. The potential impact of reasonably possible outcomes of these events has been included in the VIU calculations.

The cash flows for the year 2023/24 are extrapolated into perpetuity assuming a growth rate as stated above which is set with reference to weighted-average GDP growth of the countries in which JLR operates.

The impairment loss of Rs. 278,379.1 million has been allocated initially against goodwill of Rs. 81.1 million and thereafter the residual amount has been allocated on a pro-rated basis. The resulting impairment allocation is as follows:

As at March 31, 2019
(in millions)
Property, plant and equipment	108,570.1
Capital work-in-progress	16,560.8
Goodwill	81.1
Other intangible assets	101,873.4
Intangible assets under development	51,293.7

Total	278,379.1

Sensitivity to key assumptions

The change in the following table to assumptions used in the impairment review would, in isolation, lead to an increase to the aggregate impairment loss recognized as at March 31, 2019 (although it should be noted that these sensitivities do not take account of potential mitigating actions):

As at March 31, 2019
In millions
Increase in discount rate by 1%	100,828.7
Decrease in long-term growth rate applied beyond approved forecast period by 0.5%	43,716.6
Decrease in projected volume by 5%	388,923.7
Decrease in projected gross margin by 1%	188,986.0